FAIR VALUE MEASUREMENTS	9 Months Ended
Sep. 30, 2016
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
7.	FAIR VALUE MEASUREMENTS

The carrying values of cash and cash equivalents, bank deposits with original maturity over three months and restricted cash approximated fair value and are classified as level 1 in the fair value hierarchy. The carrying values of long-term deposits, long-term receivables and other long-term liabilities approximated fair value and are classified as level 2 in the fair value hierarchy. The estimated fair value of long-term debt as of September 30, 2016 and December 31, 2015, which included the Studio City Project Facility, the 2013 Senior Notes, the Studio City Notes, the 2015 Credit Facilities, the Philippine Notes and the Aircraft Term Loan, were approximately $3,939,712 and $3,855,538, respectively, as compared to its carrying value, excluding unamortized deferred financing costs, of $3,900,753 and $3,962,705, respectively. Fair value was estimated using quoted market prices and was classified as level 1 in the fair value hierarchy for the 2013 Senior Notes and the Studio City Notes. Fair values for the Studio City Project Facility, the 2015 Credit Facilities, the Philippine Notes and the Aircraft Term Loan approximated the carrying values as the instruments carried either variable interest rates or the fixed interest rate approximated the market rate and were classified as level 2 in the fair value hierarchy. Additionally, the carrying value of land use rights payable approximated fair value as the instruments carried the fixed interest rate approximated the market rate and was classified as level 2 in the fair value hierarchy.

As of September 30, 2016, the Group did not have any non-financial assets or liabilities that are recognized or disclosed at fair value in the unaudited condensed consolidated financial statements.

The Group’s financial assets and liabilities recorded at fair value have been categorized based upon the fair value in accordance with the accounting standards. As of September 30, 2016, the interest rate swap agreements carried at fair value and the fair value of these interest rate swap agreements approximated the amounts the Group would pay if these contracts were settled at the respective valuation dates. Fair value is estimated based on a standard valuation model that projects future cash flows and discounts those future cash flows to a present value using market-based observable inputs such as interest rate yields. Since significant observable inputs are used in the valuation model, the interest rate swap arrangements represented a level 2 measurement in the fair value hierarchy.